UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2018

USA Compression Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Congress Avenue

Suite 450

Austin, TX 78701

Registrant’s telephone number, including area code: (512) 473-2662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

USA Compression Partners, LP, a Delaware limited partnership (the “Partnership”) is filing this Amendment (the “Amendment”) to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2018 (the “Original Report”) reporting, among other things, a change in the Partnership’s independent registered public accounting firm. The Amendment is being filed solely for the purpose of filing as Exhibit 16.1 a letter from KPMG LLP, the Partnership’s previous independent registered public accounting firm, indicating its agreement with the disclosures applicable to it contained in the Original Report. Other than this addition, the Original Report is not being amended in any respect.

Item 9.01                   Financial Statements and Exhibits.

16.1	Letter of KPMG LLP, dated April 9, 2018, regarding change in independent registered accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

	By:	USA Compression GP, LLC,
its general partner

Date: April 9, 2018	By:	/s/ Christopher W. Porter
		Name:	Christopher W. Porter
		Title:	Vice President, General Counsel and Secretary

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